                                                                    EXHIBIT 99.1



                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-D-A

                                   TERM SHEET

                               SUBJECT TO REVISION

THE ISSUER

AmeriCredit Automobile Receivables Trust 2005-D-A, or THE ISSUER, is a
Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer's principal asset will be a pool of automobile loans.


THE SELLER

AFS SenSub Corp., or SENSUB or THE SELLER, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. SenSub will sell the automobile loans to the issuer.


THE SERVICER

AmeriCredit Financial Services, Inc., or AMERICREDIT, or THE SERVICER, is a Delaware corporation. AmeriCredit either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers and will service the automobile loans on behalf of the issuer. AmeriCredit will sell the automobile loans to the seller.


THE INSURER

Ambac Assurance Corporation, or AMBAC, is a Wisconsin domiciled stock insurance corporation. Ambac will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled "The Policy."


THE TRUSTEE

JPMorgan Chase Bank, N.A., or JPMORGAN CHASE, is a national banking association. JPMorgan Chase will be the trust collateral agent, the indenture trustee and the backup servicer.


STATISTICAL CALCULATION DATE

October 18, 2005. This is the date that was used in preparing the statistical information presented in this term sheet.


INITIAL CUTOFF DATE

November 9, 2005. The issuer will receive amounts collected on the automobile loans after this date.


CLOSING DATE

On or about November 17, 2005.


DESCRIPTION OF THE SECURITIES

The issuer will issue four classes of its asset backed notes. The notes are designated as the "CLASS A-1 NOTES," the "CLASS A-2 NOTES," the "CLASS A-3 NOTES" and the "CLASS A-4 NOTES."

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

             INITIAL NOTE
              PRINCIPAL                     FINAL SCHEDULED
  CLASS        BALANCE      INTEREST RATE  DISTRIBUTION DATE
  -----      ------------   -------------  -----------------

   A-1       $217,000,000        ___%       December 6, 2006

   A-2       $313,000,000        ___%       January 6, 2009

   A-3       $414,000,000        ___%       October 6, 2010

   A-4       $256,000,000        ___%       November 6, 2012

The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

The notes will not be listed on any securities exchange.

You may hold your notes through DTC in the United States or through Clearstream Banking, societe anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer which are described under the section entitled "The Trust Property."

DISTRIBUTION DATES

o The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on December 6, 2005.

o    Insured distributions:

     Ambac will make payment of any unpaid interest and certain payments of principal due on the notes on each distribution date.

o    Business day rule:

     If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

o    Record dates:

     The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.


INTEREST

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on a "30/360" basis.


PRINCIPAL

Principal of the notes will be payable on each distribution date in an amount equal to

     (1) 100% of the principal amortization which occurred in the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to build and maintain the amount of overcollateralization required by Ambac, plus

     (2) the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by Ambac, will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required by Ambac.

     The outstanding principal balance of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

o The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

     -    first, the Class A-1 Notes will be paid off;

     - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize until they are paid off;

     - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize until they are paid off; and

     - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize until they are paid off.


THE TRUST PROPERTY

The issuer's assets will principally include:

o a pool consisting primarily of "sub-prime" automobile loans, which are secured by new and used automobiles, light duty trucks and vans;

o    collections on the automobile loans received after November 9, 2005;

o    the security interests in the vehicles securing the automobile loan pool;

o    the loan files;

o an assignment of all rights to proceeds from claims on insurance policies covering the vehicles or the obligors;

o an assignment of all rights to proceeds from liquidating the automobile loans;

o an assignment of the seller's rights against dealers under agreements between AmeriCredit and the dealers;

o an assignment of the seller's rights against third-party lenders under agreements between AmeriCredit and third-party lenders;

o amounts held in the pre-funding account, the collection account, the lockbox accounts, the capitalized interest account and the note distribution account;

o    rights under the transaction documents; and

o    all proceeds from the items described above.


THE AUTOMOBILE LOAN POOL

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The automobile loans were made primarily to individuals who have experienced prior credit difficulties and generally have credit bureau scores ranging from 500 to 700.

STATISTICAL INFORMATION

The statistical information in this term sheet is based on the automobile loans in the pool as of October 18, 2005. The statistical distribution of the characteristics of the automobile loan pool as of the initial cutoff date, which is November 9, 2005, will vary somewhat from the statistical distribution of those characteristics as of October 18, 2005, although that variance will not be material.

o    As of October 18, 2005 the automobile loans in the pool have:

     -  an aggregate principal balance of $739,859,437.21;

     -  a weighted average annual percentage rate of approximately 16.97%;

     -  a weighted average original maturity of approximately 65 months;

     -  a weighted average remaining maturity of approximately 64 months; and

     - an individual remaining term of not more than 72 months and not less than 3 months.

o As of November 9, 2005 the automobile loans in the pool are expected to have an aggregate principal balance of approximately $950,000,000, which, together with the aggregate principal balance of automobile loans anticipated to be purchased with amounts on deposit in the pre-funding account, provides approximately 7.50% of initial overcollateralization.


PRE-FUNDING FEATURE

Approximately $321,250,000 of the proceeds of the notes will be held by JPMorgan Chase in a pre-funding account, and will be used to purchase additional automobile loans from the seller from time to time on or before February 14, 2006.

These additional automobile loans will also have been originated by dealers or third-party lenders and then acquired by AmeriCredit or originated by AmeriCredit directly with consumers, and will not be materially different from the automobile loans acquired by the issuer on the closing date.


THE INSURANCE POLICY

On the day of the closing, Ambac will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, Ambac will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled "The Policy."

Subject to the terms of the note guaranty insurance policy, the policy guarantees:

o    monthly interest on the notes (net of certain shortfalls);

o    principal of each note on its final scheduled distribution date;

o certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate receivables balance and amounts on deposit in the pre-funding account, if any, in order to maintain parity; and

o subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available in a spread account or from the proceeds of a draw under the policy in accordance with its terms.


OPTIONAL REDEMPTION

The notes then outstanding may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its "clean-up call" option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance (including additional receivables purchased during the pre-funding period). The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to Ambac under the insurance agreement. Ambac's consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.


MANDATORY REDEMPTION

o Each class of notes will be redeemed in part on the distribution date in March 2006 in the event that any pre-funding account moneys remain unused on February 14, 2006. The principal amount of each class of notes to be redeemed will be an amount equal to that class' pro rata share of the remaining amount. However, if the amount remaining on deposit in the pre-funding account is $100,000 or less, that amount will be applied exclusively to reduce the outstanding principal balance of the class of notes then entitled to receive principal distributions.

o Upon declaration of an event of default under the indenture, the notes may be accelerated and subject to immediate payment at par, plus accrued interest. So long as Ambac is not in default, the power to declare an event of default will be held by Ambac. The policy issued by Ambac does not guarantee payment of any amounts that become due on an accelerated basis, unless Ambac elects, in its sole discretion, to pay those amounts in whole or in part.


SALE OF RECEIVABLES

The servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the seller and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the sum of the initial and subsequent number of receivables in the pool be sold by the issuer in this manner.


FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

o Dewey Ballantine LLP, tax counsel, is of the opinion that the notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the note as indebtedness.

o    Interest on the notes will be taxable as ordinary income

     - when received by a holder using the cash method of accounting, and

     - when accrued by a holder using the accrual method of accounting.

o Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in the prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.


ERISA CONSIDERATIONS

Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. Fiduciaries of such plans should consult with counsel regarding the applicability of the provisions of ERISA before purchasing a note.


LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Inc. in order to be issued:

   CLASS                            RATING
   -----            ----------------------------------------
                    S&P             MOODY'S            FITCH
                    ---             -------            -----
    A-1             A-1+            Prime-1             F1+
    A-2             AAA               Aaa               AAA
    A-3             AAA               Aaa               AAA
    A-4             AAA               Aaa               AAA

The automobile loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:


                       COMPOSITION OF THE AUTOMOBILE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                   NEW                        USED                      TOTAL
                                                   ---                        ----                      -----

Aggregate Principal Balance(1)                   $229,175,835.71            $510,683,601.50           $739,859,437.21

Number of Automobile Loans                                10,644                     32,974                    43,618

Percent of Aggregate Principal Balance                    30.98%                     69.02%                   100.00%

Average Principal Balance                             $21,530.99                 $15,487.46                $16,962.25
    Range of Principal Balances          ($506.61 to $56,589.36)    ($307.50 to $59,302.39)   ($307.50 to $59,302.39)

Weighted Average APR(1)                                   15.50%                     17.63%                    16.97%
    Range of APRs                              (1.90% to 29.99%)          (5.95% to 29.95%)         (1.90% to 29.99%)

Weighted Average Remaining Term                               68                         63                        64
    Range of Remaining Terms                    (4 to 72 months)           (3 to 72 months)          (3 to 72 months)

Weighted Average Original Term                                68                         63                        65
    Range of Original Terms                    (12 to 72 months)          (18 to 72 months)         (12 to 72 months)

-------------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the contracts' aggregate yield on the Aggregate Principal Balance.

                   DISTRIBUTION OF THE AUTOMOBILE LOANS BY APR

                     AS OF THE STATISTICAL CALCULATION DATE

   DISTRIBUTION OF THE                                                                             % OF TOTAL
 AUTOMOBILE LOANS BY APR                                  % OF AGGREGATE                            NUMBER OF
  AS OF THE STATISTICAL         AGGREGATE PRINCIPAL         PRINCIPAL           NUMBER OF          AUTOMOBILE
     CALCULATION DATE               BALANCE(1)              BALANCE(2)      AUTOMOBILE LOANS        LOANS(2)
     ----------------               ----------              ----------      ----------------        --------
    1.000% to   1.999%          $     21,299.39                 0.00%                 1                0.00%
    2.000% to   2.999%                     0.00                 0.00%                 0                0.00%
    3.000% to   3.999%               133,347.97                 0.02%                 6                0.01%
    4.000% to   4.999%               139,807.35                 0.02%                 5                0.01%
    5.000% to   5.999%               683,495.85                 0.09%                27                0.06%
    6.000% to   6.999%               693,815.82                 0.09%                32                0.07%
    7.000% to   7.999%             2,599,452.49                 0.35%               114                0.26%
    8.000% to   8.999%             5,089,074.46                 0.69%               245                0.56%
    9.000% to   9.999%            16,366,138.94                 2.21%               782                1.79%
    10.000% to 10.999%            20,367,130.58                 2.75%             1,028                2.36%
    11.000% to 11.999%            36,838,858.18                 4.98%             1,875                4.30%
    12.000% to 12.999%            43,700,169.36                 5.91%             2,310                5.30%
    13.000% to 13.999%            46,251,885.35                 6.25%             2,404                5.51%
    14.000% to 14.999%            46,823,669.16                 6.33%             2,441                5.60%
    15.000% to 15.999%            46,616,732.01                 6.30%             2,438                5.59%
    16.000% to 16.999%            57,546,279.92                 7.78%             3,050                6.99%
    17.000% to 17.999%            83,202,119.69                11.25%             4,773               10.94%
    18.000% to 18.999%           116,153,277.99                15.70%             7,137               16.36%
    19.000% to 19.999%            70,440,876.82                 9.52%             4,698               10.77%
    20.000% to 20.999%            73,000,342.00                 9.87%             4,976               11.41%
    21.000% to 21.999%            47,113,631.75                 6.37%             3,307                7.58%
    22.000% to 22.999%            18,303,326.20                 2.47%             1,332                3.05%
    23.000% to 23.999%             4,931,435.45                 0.67%               395                0.91%
    24.000% to 24.999%             2,350,953.12                 0.32%               198                0.45%
    25.000% to 25.999%               213,648.50                 0.03%                19                0.04%
    26.000% to 26.999%               128,898.77                 0.02%                11                0.03%
    27.000% to 27.999%                80,856.15                 0.01%                 8                0.02%
    28.000% to 28.999%                24,380.82                 0.00%                 2                0.00%
    29.000% to 29.999%                44,533.12                 0.01%                 4                0.01%
                                ---------------               ------             ------              ------
    TOTAL                       $739,859,437.21               100.00%            43,618              100.00%
                                ===============               ======             ======              ======

------------------------------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)   Percentages may not add to 100% because of rounding.

           DISTRIBUTION OF THE AUTOMOBILE LOANS BY GEOGRAPHIC LOCATION
                OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                                                                                                   % OF TOTAL
                                                          % OF AGGREGATE                            NUMBER OF
                                AGGREGATE PRINCIPAL         PRINCIPAL           NUMBER OF          AUTOMOBILE
          STATE                     BALANCE(1)              BALANCE(2)      AUTOMOBILE LOANS        LOANS(2)
          -----                     ----------              ----------      ----------------        --------
Alabama                        $   15,129,643.77               2.04%               897                2.06%
Alaska                              1,258,127.53               0.17%                68                 0.16%
Arizona                            16,874,393.01               2.28%               985                 2.26%
Arkansas                            8,727,924.32               1.18%               542                1.24%
California                         88,333,948.29              11.94%             4,396               10.08%
Colorado                            9,757,937.22               1.32%               577                1.32%
Connecticut                         5,477,900.55               0.74%               328                0.75%
Delaware                            2,575,652.43               0.35%               154                0.35%
District of Columbia                1,178,420.50               0.16%                68                0.16%
Florida                            78,713,578.02              10.64%             4,419               10.13%
Georgia                            27,985,288.35               3.78%             1,622                3.72%
Hawaii                              2,720,570.00               0.37%               155                0.36%
Idaho                               1,664,238.91               0.22%               111                0.25%
Illinois                           28,302,598.88               3.83%             1,778                4.08%
Indiana                            13,942,401.84               1.88%               897                2.06%
Iowa                                3,851,289.11               0.52%               251                0.58%
Kansas                              3,576,819.18               0.48%               228                0.52%
Kentucky                           10,621,149.72               1.44%               706                1.62%
Louisiana                          11,287,149.51               1.53%               647                1.48%
Maine                               3,108,381.07               0.42%               201                0.46%
Maryland                           14,752,502.03               1.99%               880                2.02%
Massachusetts                      11,388,451.76               1.54%               691                1.58%
Michigan                           16,033,926.16               2.17%             1,033                2.37%
Minnesota                           6,568,279.81               0.89%               406                0.93%
Mississippi                        10,895,023.35               1.47%               657                1.51%
Missouri                           11,828,274.38               1.60%               739                1.69%
Nebraska                            1,812,786.05               0.25%               121                0.28%
Nevada                             11,248,503.28               1.52%               610                1.40%
New Hampshire                       2,724,462.48               0.37%               178                0.41%
New Jersey                         16,499,744.72               2.23%               928                2.13%
New Mexico                          6,826,469.85               0.92%               421                0.97%
New York                           29,356,373.13               3.97%             1,866                4.28%
North Carolina                     25,731,229.30               3.48%             1,535                3.52%
Ohio                               31,395,902.61               4.24%             2,119                4.86%
Oklahoma                            9,786,108.58               1.32%               621                1.42%
Oregon                              6,090,974.73               0.82%               389                0.89%
Pennsylvania                       30,318,692.58               4.10%             1,924                4.41%
Rhode Island                        2,742,043.46               0.37%               154                0.35%
South Carolina                      9,402,757.73               1.27%               586                1.34%
Tennessee                          15,097,688.71               2.04%               962                2.21%
Texas                              81,753,448.81              11.05%             4,558               10.45%
Utah                                3,742,872.13               0.51%               238                0.55%
Vermont                             1,228,053.01               0.17%                83                0.19%
Virginia                           16,075,084.38               2.17%               961                2.20%
Washington                         13,456,438.35               1.82%               756                1.73%
West Virginia                       5,625,924.23               0.76%               380                0.87%
Wisconsin                           9,842,095.60               1.33%               634                1.45%
Other (3)                           2,547,913.79               0.34%               158                0.36%
                                 ---------------             ------             ------              ------
TOTAL                            $739,859,437.21             100.00%            43,618              100.00%
                                 ===============             ======             ======              ======

------------------------------------
(1) Aggregate Principal Balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.
(3) States with Aggregate Principal Balances less than $1,000,000.

YIELD AND PREPAYMENT CONSIDERATIONS

         Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

         The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

         The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

         Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. It should not be assumed that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that are assumed for ABS.

         The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

o the trust property includes six pools of automobile loans with the characteristics set forth in the following table;

o all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

o each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

o the initial principal amount of each class of notes is equal to the initial principal amount set forth on page 2 of this term sheet;

o interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 4.30968%; Class A-2 Notes, 4.79%; Class A-3 Notes, 4.92%; and Class A-4 Notes, 5.08%;

o    payments on the notes are made on the sixth day of each month;

o    the notes are purchased on November 17, 2005;

o the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

o the first due date for each automobile loan is the last day of the month of the assumed cutoff date for that automobile loan as set forth in the following table;

o certain trust performance triggers are met and the target overcollateralization level decreases (i) by 1.0%, from 13.00% to 12.00%, on the 18th distribution date, (ii) by 1.0%, from 12.00% to 11.00%, on the 24th distribution date and (iii) by 1.0%, from 11.00% to 10.00%, on the 30th distribution date;

o all of the pre-funding account money is used to purchase additional automobile loans;

o the servicer exercises its "clean-up call" option to purchase the automobile loans at the earliest opportunity;

o accelerated principal will be paid on each class of the notes on each distribution date as necessary to build and maintain the overcollateralization required by Ambac; and

o the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Ambac.

                                                                        REMAINING TERM
                                                                              TO
                  AGGREGATE PRINCIPAL                  ASSUMED CUTOFF      MATURITY       SEASONING (IN
     POOL               BALANCE           GROSS APR         DATE          (IN MONTHS)        MONTHS)
     ----               -------           ---------         ----          -----------        -------
      1               $ 41,089,239.24      18.483%        11/01/05             44               1
      2               $423,120,829.14      18.059%        11/01/05             59               1
      3               $485,789,931.62      15.893%        11/01/05             71               0
      4               $ 15,021,243.93      18.483%        02/01/06             45               0
      5               $154,682,863.57      18.059%        02/01/06             60               0
      6               $177,593,189.80      15.893%        02/01/06             71               0

         The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

         The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loans will prepay at a constant level of ABS until maturity or that all of the automobile loans will prepay at the same level of ABS. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

         The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the WEIGHTED AVERAGE LIFE of a class of notes is determined by:

o multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

o    adding the results, and

o    dividing the sum by the related initial principal amount of the note.

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-1 NOTES                                  CLASS A-2 NOTES
                                  ------------------------------------------        -----------------------------------------
      DISTRIBUTION DATE           0.00%        1.00%       1.70%       2.50%        0.00%       1.00%       1.70%       2.50%
      -----------------           -----        -----       -----       -----        -----       -----       -----       -----
         Closing Date               100         100          100         100        100          100          100         100
                12/6/05              92          87           84          81        100          100          100         100
                 1/6/06              84          76           70          63        100          100          100         100
                 2/6/06              77          64           55          45        100          100          100         100
                 3/6/06              66          48           35          20        100          100          100         100
                 4/6/06              55          31           15           0        100          100          100          97
                 5/6/06              44          15            0           0        100          100           97          83
                 6/6/06              34           4            0           0        100          100           88          71
                 7/6/06              29           0            0           0        100           96           79          59
                 8/6/06              23           0            0           0        100           89           70          48
                 9/6/06              17           0            0           0        100           82           61          37
                10/6/06              12           0            0           0        100           75           52          25
                11/6/06               6           0            0           0        100           68           43          14
                12/6/06               0           0            0           0        100           61           34           3
                 1/6/07               0           0            0           0         96           55           26           0
                 2/6/07               0           0            0           0         91           48           17           0
                 3/6/07               0           0            0           0         87           41            9           0
                 4/6/07               0           0            0           0         83           35            1           0
                 5/6/07               0           0            0           0         82           31            0           0
                 6/6/07               0           0            0           0         77           24            0           0
                 7/6/07               0           0            0           0         72           17            0           0
                 8/6/07               0           0            0           0         68           11            0           0
                 9/6/07               0           0            0           0         63            4            0           0
                10/6/07               0           0            0           0         58            0            0           0
                11/6/07               0           0            0           0         56            0            0           0
                12/6/07               0           0            0           0         51            0            0           0
                 1/6/08               0           0            0           0         46            0            0           0
                 2/6/08               0           0            0           0         41            0            0           0
                 3/6/08               0           0            0           0         36            0            0           0
                 4/6/08               0           0            0           0         31            0            0           0
                 5/6/08               0           0            0           0         28            0            0           0
                 6/6/08               0           0            0           0         22            0            0           0
                 7/6/08               0           0            0           0         17            0            0           0
                 8/6/08               0           0            0           0         11            0            0           0
                 9/6/08               0           0            0           0          5            0            0           0
                10/6/08               0           0            0           0          0            0            0           0
                11/6/08               0           0            0           0          0            0            0           0
                12/6/08               0           0            0           0          0            0            0           0
                 1/6/09               0           0            0           0          0            0            0           0
                 2/6/09               0           0            0           0          0            0            0           0
                 3/6/09               0           0            0           0          0            0            0           0
                 4/6/09               0           0            0           0          0            0            0           0
                 5/6/09               0           0            0           0          0            0            0           0
                 6/6/09               0           0            0           0          0            0            0           0
                 7/6/09               0           0            0           0          0            0            0           0
                 8/6/09               0           0            0           0          0            0            0           0
                 9/6/09               0           0            0           0          0            0            0           0
                10/6/09               0           0            0           0          0            0            0           0
                11/6/09               0           0            0           0          0            0            0           0
                12/6/09               0           0            0           0          0            0            0           0
                 1/6/10               0           0            0           0          0            0            0           0
                 2/6/10               0           0            0           0          0            0            0           0
                 3/6/10               0           0            0           0          0            0            0           0
                 4/6/10               0           0            0           0          0            0            0           0
                 5/6/10               0           0            0           0          0            0            0           0
                 6/6/10               0           0            0           0          0            0            0           0
                 7/6/10               0           0            0           0          0            0            0           0
                 8/6/10               0           0            0           0          0            0            0           0
                 9/6/10               0           0            0           0          0            0            0           0
                10/6/10               0           0            0           0          0            0            0           0
                11/6/10               0           0            0           0          0            0            0           0
                12/6/10               0           0            0           0          0            0            0           0
                 1/6/11               0           0            0           0          0            0            0           0
                 2/6/11               0           0            0           0          0            0            0           0

Weighted Average Life (years)       0.50        0.32         0.27        0.23       2.07         1.25         0.95       0.75

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-3 NOTES                                  CLASS A-4 NOTES
                                  ------------------------------------------        -----------------------------------------
      DISTRIBUTION DATE           0.00%        1.00%       1.70%       2.50%        0.00%       1.00%       1.70%       2.50%
      -----------------           -----        -----       -----       -----        -----       -----       -----       -----
         Closing Date               100         100          100         100        100          100         100         100
                12/6/05             100         100          100         100        100          100         100         100
                 1/6/06             100         100          100         100        100          100         100         100
                 2/6/06             100         100          100         100        100          100         100         100
                 3/6/06             100         100          100         100        100          100         100         100
                 4/6/06             100         100          100         100        100          100         100         100
                 5/6/06             100         100          100         100        100          100         100         100
                 6/6/06             100         100          100         100        100          100         100         100
                 7/6/06             100         100          100         100        100          100         100         100
                 8/6/06             100         100          100         100        100          100         100         100
                 9/6/06             100         100          100         100        100          100         100         100
                10/6/06             100         100          100         100        100          100         100         100
                11/6/06             100         100          100         100        100          100         100         100
                12/6/06             100         100          100         100        100          100         100         100
                 1/6/07             100         100          100          94        100          100         100         100
                 2/6/07             100         100          100          87        100          100         100         100
                 3/6/07             100         100          100          79        100          100         100         100
                 4/6/07             100         100          100          71        100          100         100         100
                 5/6/07             100         100           96          65        100          100         100         100
                 6/6/07             100         100           90          57        100          100         100         100
                 7/6/07             100         100           84          50        100          100         100         100
                 8/6/07             100         100           78          43        100          100         100         100
                 9/6/07             100         100           72          36        100          100         100         100
                10/6/07             100          98           66          29        100          100         100         100
                11/6/07             100          95           62          23        100          100         100         100
                12/6/07             100          90           56          17        100          100         100         100
                 1/6/08             100          85           50          10        100          100         100         100
                 2/6/08             100          80           45           4        100          100         100         100
                 3/6/08             100          76           39           0        100          100         100          96
                 4/6/08             100          71           34           0        100          100         100          87
                 5/6/08             100          68           30           0        100          100         100          78
                 6/6/08             100          63           25           0        100          100         100          69
                 7/6/08             100          58           20           0        100          100         100          61
                 8/6/08             100          53           15           0        100          100         100          52
                 9/6/08             100          49           10           0        100          100         100           0
                10/6/08             100          44            5           0        100          100         100           0
                11/6/08              95          40            1           0        100          100         100           0
                12/6/08              91          35            0           0        100          100          94           0
                 1/6/09              86          31            0           0        100          100          87           0
                 2/6/09              81          27            0           0        100          100          81           0
                 3/6/09              77          22            0           0        100          100          74           0
                 4/6/09              72          18            0           0        100          100          68           0
                 5/6/09              67          14            0           0        100          100          62           0
                 6/6/09              62          10            0           0        100          100          56           0
                 7/6/09              57           6            0           0        100          100          51           0
                 8/6/09              52           2            0           0        100          100           0           0
                 9/6/09              47           0            0           0        100           97           0           0
                10/6/09              42           0            0           0        100           91           0           0
                11/6/09              37           0            0           0        100           85           0           0
                12/6/09              32           0            0           0        100           79           0           0
                 1/6/10              27           0            0           0        100           73           0           0
                 2/6/10              22           0            0           0        100           68           0           0
                 3/6/10              17           0            0           0        100           62           0           0
                 4/6/10              12           0            0           0        100           57           0           0
                 5/6/10               6           0            0           0        100           52           0           0
                 6/6/10               1           0            0           0        100           46           0           0
                 7/6/10               0           0            0           0         92            0           0           0
                 8/6/10               0           0            0           0         83            0           0           0
                 9/6/10               0           0            0           0         74            0           0           0
                10/6/10               0           0            0           0         65            0           0           0
                11/6/10               0           0            0           0         59            0           0           0
                12/6/10               0           0            0           0         54            0           0           0
                 1/6/11               0           0            0           0         48            0           0           0
                 2/6/11               0           0            0           0          0            0           0           0

Weighted Average Life (years)       3.79       2.83         2.20        1.69        5.03         4.39       3.53         2.67

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit's portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for inclusion in this securitization.

         AmeriCredit's net charge-offs as an annualized percentage of average managed receivables outstanding may vary from period to period based upon the average age or seasoning of the portfolio and economic factors. Delinquency percentages, as reflected in the following delinquency experience table, are subject to periodic fluctuation based on average age or seasoning of the portfolio, seasonality within the calendar year and economic factors. Due to the target customer base, a relatively high percentage of accounts become delinquent at some point in the life of the loan. Furthermore, a relatively high rate of account movement occurs between current and delinquent status in the portfolio.

         During periods of economic slowdown or recession, delinquencies, defaults, repossessions and losses generally increase. These periods also may be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loans, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. Because AmeriCredit focuses on sub-prime borrowers, the actual rates of delinquencies, defaults, repossessions and losses on these loans are higher than those experienced in the general automobile finance industry and could be dramatically affected by a general economic downturn.

         The levels of delinquency and loss experience reflected in the following tables may not be indicative of the performance of the automobile loans included in the trust.

                             DELINQUENCY EXPERIENCE

         Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below. All dollar amounts are in thousands of dollars.


                                          AT SEPTEMBER 30,                                      AT JUNE 30,
                          ----------------------------------------------      -----------------------------------------------
                                   2005                      2004                      2005                      2004
                          ----------------------------------------------      -----------------------------------------------
                          NUMBER OF                 NUMBER OF                 NUMBER OF                 NUMBER OF
                          CONTRACTS     AMOUNT      CONTRACTS     AMOUNT      CONTRACTS     AMOUNT      CONTRACTS     AMOUNT
                          ---------     ------      ---------     ------      ---------     ------      ---------     ------
Portfolio at end of
   period(1)                 932,743  $11,053,826      976,282  $11,468,471     940,580   $11,002,909    1,011,671  $11,922,802
Period of
   Delinquency(2)
   31-60 days(3)              58,899    $ 660,328       66,926    $ 753,727      52,885     $ 575,662       65,422    $ 748,014
   61-90 days                 17,557      185,608       17,869      200,096      15,324       159,000       16,321      184,750
   91 days or more            12,148      100,539       12,216      109,919      10,527        82,292       10,920       95,528
                             -------  -----------      -------  -----------     -------   -----------    ---------  -----------
Total Delinquencies           88,604    $ 946,475       97,011   $1,063,742      78,736     $ 816,954       92,663   $1,028,292
Repossessed Assets(4)          3,472       44,068        4,011       50,985       3,085        38,581        2,559       33,250
                             -------  -----------      -------  -----------     -------   -----------    ---------  -----------
Total Delinquencies
   and Repossessed
   Assets                     92,076    $ 990,543      101,022   $1,114,727      81,821     $ 855,535       95,222   $1,061,542
                             =======  ===========      =======  ===========     =======   ===========    =========  ===========
Total Delinquencies as
   a Percentage of the
   Portfolio                    9.5%         8.6%         9.9%        9.3%         8.4%         7.4%          9.2%         8.6%
Total Repossessed
   Assets as a
   Percentage of the
   Portfolio(4)                 0.4%         0.4%         0.4%        0.4%         0.3%         0.4%          0.2%         0.3%
                             -------  -----------      -------  -----------     -------   -----------    ---------  -----------
Total Delinquencies
   and Repossessed
   Assets as a
   Percentage of the
   Portfolio                    9.9%         9.0%        10.3%        9.7%         8.7%         7.8%          9.4%         8.9%
                             =======  ===========      =======  ===========     =======   ===========    =========  ===========

------------------------------------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest.
(2) AmeriCredit considers a loan delinquent when an obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3) Amounts shown do not include loans which are less than 31 days delinquent.
(4) Beginning with the quarter ended December 31, 2003, AmeriCredit revised its repossession charge-off policy. AmeriCredit now charges off accounts when the automobile is repossessed and legally available for disposition. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction.

                              LOAN LOSS EXPERIENCE

                             (dollars in thousands)

                                                        THREE MONTHS ENDED                        FISCAL YEAR ENDED
                                                          SEPTEMBER 30,                               JUNE 30,
                                                          -------------                               --------
                                                    2005                 2004                 2005                2004
                                                    ----                 ----                 ----                ----
Period-End Principal Outstanding(1)                $11,053,826          $11,468,471           $11,002,909         $11,922,802
Average Month-End Amount Outstanding
   During the Period(1)                             11,020,753           11,680,053            11,240,456          13,181,828
Net Charge-Offs(2) (4)                                 157,155              186,293               646,151             947,062
Net Charge-Offs as a Percentage of
   Period-End Principal Outstanding(3)(4)                 5.6%                6.4%                  5.9%                7.9%
Net Charge-Offs as a Percent of Average
   Month-End Amount Outstanding(3)(4)                     5.7%                6.3%                  5.7%                7.2%

------------------------------------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.
(3)      Results for the three months ended September 30 are annualized.
(4) Beginning with the quarter ended December 31, 2003, AmeriCredit revised its repossession charge-off policy. AmeriCredit now charges off accounts when the automobile is repossessed and legally available for disposition. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction.